Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other provisions	Total
Dec. 31, 2022	688	41	729
Liabilities incurred	1	4	5
Liabilities settled	(37)	(13)	(50)
Accretion	47	1	48
Revisions in estimated cash flows	(89)	—	(89)
Revisions in discount rates	52	—	52
Change in foreign exchange rates	(6)	—	(6)
Balance, Dec. 31, 2023	656	33	689
Liabilities acquired (Note 4)	101	55	156
Liabilities incurred	6	12	18
Liabilities settled	(41)	(4)	(45)
Accretion (Note 10)	50	—	50
Transfer to accounts payable	—	(31)	(31)
Transfer to assets held for sale (Note 18)	(1)	—	(1)
Revisions in estimated cash flows	21	20	41
Revisions in discount rates	35	—	35
Change in foreign exchange rates	21	—	21
Balance, Dec. 31, 2024	848	85	933

Included in the Consolidated Statements of Financial Position as:
As at	Dec. 31, 2024	Dec. 31, 2023
Current portion	83	35
Non-current portion	850	654
Total decommissioning and other provisions	933	689
A. Decommissioning and Restoration
A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.8 billion, which will be incurred between 2025 and 2072. The majority of the costs will be incurred between 2025 and 2050.
On Dec. 4, 2024 as part of the Heartland acquisition, the Company recognized decommissioning and restoration provision of $101 million and other provisions of $55 million (refer to Note 4 for details).
During 2024, the decommissioning and restoration provision increased by $21 million due to revisions in estimated cash flows and timing of cash flows for certain Gas and Hydro assets. The timing of cash flows was adjusted to optimize and maximize efficiencies by staging required reclamation work. Operating assets included in PP&E increased by $14 million and $7 million was recognized as an impairment charge in net earnings related to retired assets.
During 2024, revisions in discount rates increased the decommissioning and restoration provision by $35 million due to a decrease in discount rates, largely driven by decreases in long-term market benchmark rates. On average, discount rates decreased compared to 2023, with rates ranging from 5.3 to 8.4 per cent as at Dec. 31, 2024. This has resulted in a corresponding increase in PP&E of $18 million on operating assets and the recognition of a $17 million impairment charge in net earnings related to retired assets.
During 2023, the decommissioning and restoration provision decreased by $89 million due to revisions in estimated cash flows and timing of cash flows for certain Gas and Energy Transition assets. The timing of cash flows was adjusted to optimize and maximize efficiencies by staging required reclamation work. Operating assets included in PP&E decreased by $34 million and $55 million was recognized as an impairment reversal in net earnings related to retired assets.
During 2023, revisions in discount rates increased the decommissioning and restoration provision by $52 million due to a decrease in discount rates, largely driven by decreases in long-term market benchmark rates. On average, discount rates decreased compared to 2022, with rates ranging from 6.0 to 9.0 per cent as at Dec. 31, 2023. This has resulted in a corresponding increase in PP&E of $31 million on operating assets and the recognition of a $21 million impairment charge in net earnings related to retired assets.
At Dec. 31, 2024, the Company has provided a surety bond in the amount of US$147 million (2023 — US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2024, the Company had provided a surety bond and letters of credit in the amount of $194 million (2023 — $188 million) in support of future decommissioning obligations at the Highvale mine.
B. Other Provisions
Other provisions include provisions arising from ongoing business activities, amounts related to commercial disputes between the Company and customers or suppliers and onerous contract provisions. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Company’s ability to settle the provisions in the most favourable manner.
As part of the acquisition of Heartland, the Company recognized an onerous contract provision of $47 million related to certain natural gas transportation contracts assumed. Payments required under the contracts continue through the first quarter of 2031.